Number              SERENA software               Shares

INCORPORATED UNDER THE LAWS        SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE           CUSIP 817492 10 1


This Certifies That


               [BACKGROUND ILLUSTRATION]


is the record holder of
FULLY PAID AND NONASSESABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF
SERENA SOFTWARE, INC.
Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

     Dated:

/s/ Robert Pender, Jr.                            /s/ Richard Doerr
    ---------------------                              ------------------
    Secretary                                          President

                    [Corporate Seal of SERENA Software, Inc.
                     1998 *Delaware*]
COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR
By
  --------------------------------
     Authorized Signature

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, option, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM   --   as tenants in common          UNIF GIFT MIN ACT-- __Custodian__
TEN ENT   --   as tenants by the entireties                  (Cust)      (Minor)
JT TEN    --  as joint tenants with right of    under Uniform Gifts to Minors
               survivorship and not as tenants  Act _________________
               in common                                 (State)
COM PROP  --  as community property

                                   UNIF TRF MIN AT-- __Custodian (until age__)
                                                  (Cust)
                                   _______under Uniform Transfers
                                   (Minor)
                                   to Minors Act _________________
                                                       (State)

Additional abbreviations may also be used though not in the above list.

     For Value Received, _______________________ hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
__________________________________________________________attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                              -------------------------------------
                              THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN
                    NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature Guaranteed




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THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM) PURSUANT TO S.E.C. Rule 17Ad-15